TENTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This Tenth Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of April [__], 2004 (the “Amendment Effective Date”), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002 (the “Original Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Original Credit Agreement has been amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002, and by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002, and by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 2002, and by that certain Waiver and Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of November 20, 2002, and by that certain Waiver and Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 2, 2003, and by that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of August 8, 2003, and by that certain Waiver and Eighth Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2003, and by that certain Ninth Amendment to Fourth Amended and Restated Credit Agreement dated as of December 10, 2003 (the Original Credit Agreement, as so amended, and as otherwise amended from time to time prior to the Amendment Effective Date, the “Credit Agreement”); and

        WHEREAS, the Borrower proposes that certain amendments and modifications be made to the Credit Agreement as set forth herein; and

        WHEREAS, subject to the terms and conditions of this Amendment, each of the Banks, the Administrative Agent and the Issuer have agreed to enter into this Amendment in order to effectuate such amendments and modifications;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a)	From and after the Amendment Effective Date, the grid contained in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement shall be, and hereby is, amended and restated in its entirety to provide as follows:

Borrowing Base Usage (BBU)	Base Rate Loans	LIBO Rate Loans	Letters of Credit
BBU ‹25%	0.000%	1.250%	1.250%
25% <= BBU < 50%	0.125%	1.375%	1.375%
50 <= BBU < 75%	0.250%	1.500%	1.500%
75% <= BBU <90%	0.500%	1.750%	1.750%
BBU = 90%	0.750%	2.000%	2.000%

(b)	The definition of “Stated Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide:

” ‘Stated Maturity Date’ means May 2, 2007 (as such date may be extended from time to time pursuant to Section 2.9).”

Section 3. Redetermination of Borrowing Base.

(a)	Upon the Amendment Effective Date, the Borrowing Base shall automatically be, and hereby is, increased to equal $275,000,000, which Borrowing Base shall remain in effect until such time as the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

(b)	Both the Borrower, on the one hand, and the Administrative Agent and the Banks, on the other hand, agree that the redetermination of, or adjustments to, the Borrowing Base pursuant to clause (a) of this Section 3 shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.8.3 of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower and each Bank and duly acknowledged by each of the Guarantors.

(b)	Opinion of Counsel. The Administrative Agent shall have received an opinion of the general counsel of the Borrower in form and substance reasonably acceptable to the Administrative Agent with respect to the enforceability of this Amendment and the continuing enforceability of the Credit Agreement and the other Loan Documents as amended hereby or after giving effect hereto, as applicable.

(c)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Fees. Concurrently with the effectiveness of this Amendment, the Borrower shall pay to the Administrative Agent for the account of each Bank a fee equal to one-tenth of one percent (0.10)% of each Bank’s respective Percentage of $275,000,000.

Section 6. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 7. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

Section 8. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 10. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 11. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

Section 12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 13. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By: Name: Chris Tong Title: Senior Vice President Chief Financial Officer

AGENTS, BANKS AND ISSUER DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank By: Name: Title:

CIBC INC., as Syndication Agent and a Bank By: Name: Title:

BNP PARIBAS, as Documentation Agent and a Bank By: Name: Title: - and - By: Name: Title:

FORTIS CAPITAL CORP., as a Bank By: Name: Title: - and - By: Name: Title:

BANK OF SCOTLAND, as a Bank By: Name: Title:

BANK OF NOVA SCOTIA, as a Bank By: Name: Title:

UNION BANK OF CALIFORNIA, N.A., as a Bank By: Name: Title:

COMPASS BANK, as a Bank By: Name: Title:

COMERICA BANK, successor by merger with Comerica Bank-Texas, as a Bank By: Name: Title:

WASHINGTON MUTUAL BANK, FA, as a Bank By: Name: Title:

HIBERNIA NATIONAL BANK, as a Bank By: Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as a Bank By: Name: Title:

BMO NESBITT BURNS FINANCING, INC., as a Bank By: Name: Title:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank By: Name: Title:

SOUTHWEST BANK OF TEXAS N.A., as a Bank By: Name: Title:

STERLING BANK, as a Bank By: Name: Title:

BANK OF AMERICA, N.A., as a Bank By: Name: Title:

SOCIETE GENERALE, as a Bank By: Name: Title:

ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Tenth Amendment to Fourth Amended and Restated Credit Agreement dated as of April [__], 2004 (the “Tenth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Tenth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Tenth Amendment.

        Executed to be effective as of April [__], 2004.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By:
      Name:      Chris Tong
      Title:        Senior Vice President and
Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By: Name: Senior Vice President and Chief Financial Officer